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                                                                   EXHIBIT 10.10


                                 AVANTGO, INC.

                            1997 STOCK OPTION PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------


Richard Owen

******


     You have been granted an option to purchase Common Stock ("Common Stock")
                                                                ------------
of AvantGo, Inc. (the "Company") as follows:
                       -------

     Board Approval Date:                  January 25, 2000

     Date of Grant (Later of Board
          Approval Date or
          Commencement of
          Employment/Consulting):          January 25, 2000

     Vesting Commencement Date:            January 24, 2000

     Exercise Price Per Share:             $2.25

     Total Number of Shares Granted:       1,800,000

     Total Exercise Price:                 $4,050,000

     Type of Option:                        X  Incentive Stock Option ("ISO")
                                           ---
                                           ___ Nonstatutory Stock Option ("NSO")

     Term/Expiration Date:                 January 25, 2010

     Vesting Schedule:                     This Option may be exercised
                                           immediately, in whole or in part, and
                                           shall vest in accordance with the
                                           following schedule: 25% of the Shares
                                           subject to the Option shall vest on
                                           the twelve (12) month anniversary of
                                           the Vesting Commencement Date and
                                           1/48 of the total number of Shares
                                           subject to the Option shall vest on
                                           the January 24, 2000 of each month
                                           thereafter.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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     Termination Period:           This Option may be exercised for 45 days
                                   after termination of employment or consulting relationship except as set out in Sections 6 and 7 of the Stock Option Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.



Richard Owen:                           AvantGo, Inc.:


_______________________________         By:_______________________________
Signature

_______________________________         __________________________________
Print Name                                 Print Name and Title

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